SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

FINANCIAL STATEMENTS

MARCH 31, 2008

Chang Lee LLP
Chartered Accountants
505 – 815 Hornby Street
Vancouver, B.C, V6Z 2E6
Tel: 604-687-3776
Fax: 604-688-3373
E-mail: info@changleellp.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
SILVERDALE MINING CORP.
(formerly Big Mac Mining Corp.)
(An Exploration Stage Company)

We have audited the accompanying balance sheet of Silverdale Mining Corp. (formerly Big Mac Mining Corp.) (an exploration stage company) as at March 31, 2008 and the statements of operations, stockholders’ equity and cash flows for year then ended and from February 7, 2007 (inception) to March 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Silverdale Mining Corp. as at March 31, 2008 and the results of its operations and its cash flows for the year then ended, and for the period from February 7, 2007 (inception) to March 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s business is in the exploration stage and has not generated any revenue to date. The Company will likely require new financing, either through issuing shares or debt, to continue in its business of acquiring, exploring and developing mineral properties. These factors together raise substantial doubt about its ability to continue as a going concern. Management’s plans in regards to these matters are also discussed in Note 1. The ability to meet its future financing requirements and the success of future operations cannot be determined at this time. These financial statements do not include any adjustment that might result from the outcome of this uncertainty.

Vancouver, Canada May 22, 2008	Chartered Accountants

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

BALANCE SHEET
(Expressed in U.S. Dollars)

March 31
As at	2008
$
ASSETS
Current
Cash and cash equivalents	22,917
Prepaid rent	800
23,717
Website development cost, net of accumulated amortization
of $2,000	4,000
27,717
LIABILITIES
Current
Accounts payable and accrued liabilities	5,093
Amounts due to a related party (Note 3)	803
5,896
STOCKHOLDERS’ EQUITY
Common stock (Note 5)
Authorized: 200,000,000 shares, $0.001 par value
Issued and outstanding: 1 Common share	-
Stock subscriptions received (Note 5)	290,000
(Deficit) accumulated during the exploration stage	(268,179)
21,821
27,717

NOTE 1 – INCORPORATION, NATURE AND CONTINUANCE OF OPERATIONS
NOTE 8 – COMMITMENTS
NOTE 9 – SUBSEQUENT EVENTS

See accompanying Notes to the Financial Statements

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

STATEMENTS OF OPERATIONS
Expressed in U.S. Dollars)

		Cumulative
		February 7
		2007
	Year ended	(inception) to
	March 31	March 31
	2008	2008
	$	$

OPERATING EXPENSES

Amortization – website development costs	2,000	2,000
Bank charges	615	615
Foreign exchange	254	254
Management fees	5,000	5,000
Office and administrative	9,374	9,364
Professional fees	27,199	27,199
Rent	800	800
Research and development	11,520	11,520
Shareholder information	1,560	1,560
Telephone	904	904
Travel and accommodation	35,538	35,538
Mineral property acquisition and exploration expenditures	173,415	173,415

NET LOSS FOR THE PERIOD	(268,179)	(268,179)

LOSS PER SHARE – BASIC AND DILUTED	(268,179)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUSTANDING – BASIC AND DILUTED	1

See accompanying Notes to the Financial Statements

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

STATEMENT OF STOCKHOLDERS’ EQUITY
Expressed in U.S. Dollars)

For the period from February 7, 2007 (inception) to March 31, 2008:

					Deficit
					Accumulated
					During	Total
			Additional	Stock	The	Stockholders’
	Common		paid-in	Subscriptions	Exploration	Equity
	Shares	Amount	Capital	Received	Stage	(Deficiency)
		$	$	$	$	$

Balance at inception on
February 7, 2007	1	-	-	-

Stock subscriptions received	-	-	-	290,000	-	290,000

Comprehensive income (loss):
Net loss for the period	-	-	-	-	(268,179)	(268,179)

Balance, March 31, 2008	1	-	-	290,000	(268,179)	(21,821)

See accompanying Notes to the Financial Statements

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

STATEMENT OF CASH FLOWS
Expressed in U.S. Dollars)

		Cumulative from
		Inception
		(February 7
		2007)
	Year ended	Through
	March 31	March 31
	2008	2008
	$	$

OPERATING ACTIVITIES:

Net loss from operations	(268,179)	(268,179)
Items not requiring cash outlay:
- Amortization of website development cost	2,000	2,000
Cash provided by (used in) changes in operating
assets and liabilities:
- Prepaid rent	(800)	(800)
- Accounts payable and accrued liabilities	5,093	5,093
- Advances from related parties	803	803

Net cash provided by (used in) operating activities	(261,083)	(261,083)

FINANCING ACTIVITIES:

Issuance of common stock	-	-
Stock subscriptions received	290,000	290,000

Net cash provided by (used in) financing activities	290,000	290,000

INVESTING ACTIVITIES:

Website development costs	(6,000)	(6,000)

Net cash provided by (used in) investing activities	(6,000)	(6,000)

INCREASE IN CASH AND CASH EQUIVALENTS	22,917	22,917

CASH AND CASH EQUIVALENTS AT INCEPTION	-	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	22,917	22,917

See accompanying Notes to the Financial Statements

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS
Expressed in U.S. Dollars)
MARCH 31, 2008

NOTE 1 – INCORPORATION, NATURE AND CONTINUANCE OF OPERATIONS

The Company was incorporated under the laws of the State of Nevada, U.S.A. as Big Mac Mining Corp. (“Big Mac”) on February 7, 2007. The Company changed its name from Big Mac to Silverdale Mining Corp. on September 25, 2007. During the fiscal year ended March 31, 2008 the Company’s operational focus was the acquisition of, exploration for and development of mineral properties. The Company is currently in the exploration stage. The Company has no activities from February 7, 2007 to March 31, 2007.

The Company has incurred a net loss of $(268,179) for the period from inception on February 7, 2007, to March 31, 2008 and has no source of revenue. The continuity of the Company’s future operations is dependent upon its ability to obtain financing and upon future acquisition, exploration and development of profitable operations from its mineral properties. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company intends to continue relying upon the issuance of equity securities to finance its operations and exploration and development activities, however there can be no assurance it will be successful in raising the funds necessary to maintain operations, or that a self-supporting level of operations will ever be achieved. The likely outcome of these future events is indeterminable. The financial statements do not include any adjustment to reflect the possible future effect on the recoverability and classification of the assets or the amounts and classification of liabilities that may result should the Company cease to continue as a going concern.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

These financial statements have been prepared in accordance with United States generally accepted accounting principles (“US GAAP”).

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. As at March 31, 2008, the Company has cash in the amount of US$22,917. As at March 31, 2008 the Company has no cash equivalents and none of the cash is over the federally insured limit.

Website and Software Development Costs

The Company recognizes the costs incurred in the development of the Company’s website in accordance with EITF 00-2 “Accounting for Website Development Costs” and, with the provisions of AICPA Statement of Position No. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use”. Accordingly, direct costs incurred during the application stage of development are capitalized and amortized over the estimated useful life of three years. Fees incurred for website hosting are expensed over the period of the benefit. Costs of operating a website are expensed as incurred. Amortization expense is a total of $2,000 for the year ended March 31, 2008.

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS
Expressed in U.S. Dollars)
MARCH 31, 2008

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d...)

Mineral Claim Payments and Exploration Expenditures

The Company expenses all costs related to the acquisition, maintenance and exploration costs relating to unproven mineral properties, to which it has secured exploration rights. When proven and probable reserves are determined for a property based on a feasibility study prepared with respect to the property, then subsequent exploration and development costs of the property will be capitalized. To date, the Company has not established the commercial feasibility of its exploration prospects. Therefore, all costs have been expensed.

Environmental Costs

Environmental expenditures that related to current operations are charged to operations or capitalized as appropriate. Expenditures that relate to an existing condition caused by past operations, and which do not contribute to current or future revenue generation, are charged to operations. Liabilities are recorded when environmental assessments and/or remedial efforts are probable, and the cost can be reasonably estimated. Generally, the timing of these accruals coincides with the earlier of completion of a feasibility study or the Company’s commitments to plan of action based on the then known facts.

Comprehensive Income

In accordance with SFAS 130, “Reporting Comprehensive Income” (“SFAS 130"), comprehensive income consists of net income and other gains and losses affecting stockholder’s equity that are excluded from net income, such as unrealized gains and losses on investments available for sale, foreign currency translation gains and losses when the Company has a functional currency other than U.S. dollars, and minimum pension liability. For the period ended the Company’s financial statements include none of the additional elements that affect comprehensive income. Accordingly, net income and comprehensive income are identical.

Foreign Currency Translation

The Company’s functional currency is U.S. dollars. Accordingly, foreign currency balances are translated into US dollars as follows:

Monetary assets and liabilities are translated at the year-end exchange rate.

Non-monetary assets are translated at the rate of exchange in effect at their acquisition, unless such assets are carried at market or nominal value, in which case they are translated at the year-end exchange rate.

Revenue and expense items are translated at the average exchange rate for the year.

Foreign exchange gains and losses in the year are included in operations.

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS
Expressed in U.S. Dollars)
MARCH 31, 2008

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d...)

Basic Net Income (Loss) per Share

Basic net income (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share on the potential exercise of the equity-based financial instruments is not presented where anti-dilutive.

Income taxes

The Company accounts for income taxes under an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. In estimating future tax consequences, all expected future events other than enactment of changes in the tax laws or rates are considered.

Due to the uncertainty regarding the Company’s profitability, the future tax benefits of its losses have been fully reserved for and no net tax benefit has been recorded in the financial statements.

Assets retirement obligations

The Company has adopted SFAS No 143, Accounting for Assets Retirement Obligations, which requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred. SFAS No. 143 requires the Company to record a liability for the present value of the estimated site restoration costs with corresponding increase to the carrying amount of the related long-lived assets. The liability will be accreted and the asset will be depreciated over the life of the related assets. Adjustments for changes resulting from the passage of time and changes to either the timing or amount of the original present value estimate underlying the obligation will be made. As at March 31, 2008, the Company does not have any asset retirement obligations.

Long-lived assets impairment

Long-lived assets of the Company are reviewed for impairment whenever events or circumstances indicate that the carrying amount of assets may not be recoverable, pursuant to guidance established in SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Management considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations (undiscounted and without interest charges). If impairment is deemed to exist, the assets will be written down to fair value. Fair value is generally determined using a discounted cash flow analysis.

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS
Expressed in U.S. Dollars)
MARCH 31, 2008

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d...)

Accounting for Derivative Instruments and Hedging Activities

The Financial Accounting Standards Board (“FASB”) issued SFAS No. 133 Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) as a hedging instrument, the gain or loss is recognized in income in the period of change.

Historically, the Company has not entered into derivative contracts either to hedge existing risks or for speculative purposes. The adoption of this statement does not have an impact on the Company’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results may differ from those estimates.

Financial Instruments

The Company’s financial instruments consist of cash, accounts payable and accrued liabilities and amounts due to related parties. The carrying value of these financial instruments approximates their fair value based on their liquidity or their short-term nature.

The Company is not exposed to significant interest, credit or currency risk arising from these financial instruments due to their short term nature.

Recent Accounting Pronouncements

In February 2007, FASB issued Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.”

This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. SFAS 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. We anticipate SFAS No. 159 will not have a material impact on our financial statements.

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS
Expressed in U.S. Dollars)
MARCH 31, 2008

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d...)

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, a replacement of FASB Statement No. 141 (SFAS No. 141(R)), which significantly changes the principle and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed and any noncontrolling interest in the acquiree. The statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement is effective prospectively, except for certain retrospective adjustments to deferred tax balances, for fiscal years beginning after December 15, 2008. The Company will assess the impact of this statement upon any future business combinations.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 (SFAS No. 160). This statement established accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The accounting and reporting for minority interests will be recharacterized as noncontrolling interests and classified as a component of equity separate from the parent’s equity. In addition, SFAS No. 160 establishes reporting requirements that provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. This statement is effective prospectively, except for certain retrospective disclosure requirements, for fiscal years beginning after December 15, 2008. Accordingly, the Company will adopt SFAS No. 160 in the fiscal year 2009.

In March 2008, the FASB issued FASB Statement No. 161 ("SFAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". SFAS 161 requires companies with derivative instruments to disclose information that should enable financial-statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under FASB Statement No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS
Expressed in U.S. Dollars)
MARCH 31, 2008

NOTE 3 –DUE TO A RELATED PARTY

The amounts due to a related party of $803 are due to an officer and director, on account of expenses paid on behalf of the Company. They are non-interest bearing, unsecured and due on demand.

NOTE 4 – PROPERTY AND EQUIPMENT

(i) Mineral Properties:

Pinehurst Properties

Pursuant to an agreement dated September 14, 2007 the Company has the option to acquire an undivided 100% right, title and interest in 8 different unpatented mining lode claims (Corby, Corby FR Walker, Linda, Eddie, Smokey, Dorian, Valerine) located near Pinehurst, Shoshone Count, Idaho, USA by paying the initial sum of $50,000 (paid), issuing 100,000 fully paid an non-assessable restricted common shares in the capital of the Company within 30 days after the Company goes public, making initial expenditures of $100,000 on any of the mineral interest comprising the property; and the following future option payments:

  by the second anniversary date paying an additional $100.000, issuing from its treasury an additional 150,000 non-assessable restricted common shares of the Company, and making additional expenditures of $ 200,000 on any of the mineral interest comprising the property;
  by the third anniversary date paying an additional $350,000, issuing from its treasury an additional 250,000 non-assessable restricted common shares of the Company, and making additional expenditures of $300,000 on any of the mineral interest comprising the property;
  by the fourth anniversary date paying an additional $500,000, issuing from its treasury an additional 500,000 non-assessable restricted common shares of the Company, and making additional expenditures of $400,000 on any of the mineral interest comprising the property.

Silver Strand Properties

Pursuant to a venture agreement dated March 31, 2008 the Company has the option to acquire a 50% interest in 15 unpatented mining claims comprising the Silver Strand Property, subject to a Net Smelter Royalty, for the sum of $500,000 payable as follows:

  $120,000 upon the signing of this agreement (paid);
  $150,000 (paid subsequent to March 31, 2008) on or before April 30, 2008;
  $230,000 on or before May 30, 2008.

Additionally, to earn its initial Participating Interest, the Company shall contribute 50% of the Reclamation bond held as a Treasury bill, the receipt of which is due on or before May 30, 2008.

(ii) Property and Equipment:

The Company did not own any property and equipment during the 2008 year.

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS
Expressed in U.S. Dollars)
MARCH 31, 2008

NOTE 5 – STOCKHOLDERS’ EQUITY

The Company has 200,000,000 shares of common stock authorized, of which 1 share at $0.01 per share is issued and outstanding as at March 31, 2008.

Stock subscriptions received

During the fiscal year ended March 31, 2008, the Company received $290,000 pursuant to private placements for the subscriptions to purchase 4,334,000 common stock. 3,450,000 common stock were subscribed to at a price of $ 0.02 per share, and the 884,000 balance subscribed to at a price of $0.25 per share.

Stock Options

No stock options had been granted as at March 31, 2008.

Warrants

As at March 31, 2008, the Company had no warrants outstanding.

NOTE 6 – RELATED PARTY TRANSACTIONS

Related party transactions not disclosed elsewhere in these financial statements are as follows:

During the fiscal year ended March 31, 2008 the Company:

  Paid management fees of $5,000 to the Company’s president
  Paid $5,300 for accounting services to the Company’s Chief Financial Officer, included in professional fees
  See Note 3

These transactions were in the normal course of operations and were measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties.

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS
Expressed in U.S. Dollars)
MARCH 31, 2008

NOTE 7 – INCOME TAXES

The potential benefit of net operating loss carry forwards has not been recognized in the financial statements since the Company cannot be assured that it is more likely than not that such benefit will be utilized in future years. The components of the net deferred tax asset, the statutory tax rate, the effective rate and the elected amount of the valuation allowance are as follows:

		Cumulative
		from
		Inception
		(February 7
	Year ended	2007) to
	March 31	March 31
	2008	2008

Statutory and effective tax rate
Domestic	15%	15%

	$	$
Income taxes recovered at the
statutory and effective tax rate	39,809	39,809

Benefit of tax losses not recognized in the year	(39,809)	(39,809)

Income tax recovery (expense) recognized in year	-	-

The approximate tax effects of each type of temporary difference that gives rise to deferred tax assets are as follows:

March 31
2008
$
Net operating loss carry forwards (expiring , year ended 2028)	39,809

Less: valuation allowance	(39,809)

Net deferred tax assets	-

At March 31, 2008, we had net operating loss carryforwards of approximately $265,000, which expire in the year 2028.

NOTE 8 – COMMITMENTS

  See Note 4

SILVERDALE MINING CORP.
(FORMERLY BIG MAC MINING CORP.)
(An Exploration Stage Company)

NOTES TO THE FINANCIAL STATEMENTS
Expressed in U.S. Dollars)
MARCH 31, 2008

NOTE 9 – SUBSEQUENT EVENTS

Subsequent to March 31, 2008 the Company borrowed $150,000 from a company related by a common director. The bridge loan is repayable, together with interest at the rate of 8% per annum, on August 1, 2008. The funds were applied to pay the Company’s mineral property commitment pursuant to the Silver Strand Property (Note 4).

NOTE 10 – GEOGRAPHIC AREAS

Prior to the operations of acquisition and exploration of mineral properties, the Company’s areas of operations were primarily in North America. Since the commencement of acquisition and exploration of mineral properties, the Company’s principal operations are in the United States of America (“USA”). As at March 31, 2008, the Company does not have any material assets outside of the North America.